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                                                                    EXHIBIT 99.1

                DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN OF

                         FEDERAL REALTY INVESTMENT TRUST

                             ENROLLMENT APPLICATION

                               -------------------------------------------------
                                 Please enroll this account as follows:
                                   --------------------------------------
                                   Check one box only ([X]).

                                   If you do not check any box, then FULL
                                   DIVIDEND REINVESTMENT will be assumed.

                               [ ] FULL DIVIDEND REINVESTMENT
                                   Reinvest all dividends for this account.

                               [ ] PARTIAL DIVIDEND REINVESTMENT
                                   Reinvest dividends on _________ shares
                                   held by me in certificate form and on
                                   all shares held by you as Agent and pay
                                   dividends in cash on all remaining
                                   shares held by me in certificate form.

                               [ ] CASH INVESTMENT ONLY (NO DIVIDEND
                                   REINVESTMENT)
                                   All dividends will be paid in cash.
                               -------------------------------------------------


I (We) hereby appoint American Stock Transfer & Trust Company as my (our) Agent under the terms and conditions of the Plan, as described in the Brochure of the Plan which accompanied this form, to receive cash payments and apply them to the purchase of common shares of beneficial interest of Federal Realty Investment Trust as indicated below.

          NO INTEREST WILL BE PAID ON THE FUND HELD PENDING INVESTMENT.

ACCOUNT INFORMATION
-------------------

1. SINGLE/JOINT: Joint account will be presumed to be joint tenants with right of survivorship unless restricted by applicable state law or otherwise indicated. The Social Security Number of the first-named tenant is required.

2. CUSTODIAL: A minor is the beneficial owner of the account with an adult custodian managing the account until the minor becomes of age, as specified in the Uniform Gift to Minors Act in the minor's state of residence. The minor's Social Security Number is required.

3. TRUST: Account is established in accordance with the provisions of a trust agreement.

This form, when completed and signed, should be mailed with your check in the blue envelope provided. Please affix postage to insure proper processing. If you do not have the envelope, mail your check and the form to:

                                Federal Realty Investment Trust
                                c/o American Stock Transfer & Trust Company
                                P.O. Box 922, Wall Street Station,
                                New York, New York 10269-0560
                                Attn: Dividend Reinvestment and Share Purchase
                                      Plan

If your name is preprinted above, it is for mailing purposes only. Please complete one of the boxes below for the exact account registrations.

                    ----------------------------------------
                    ACCOUNT LEGAL REGISTRATION (CHOOSE ONE):
                    ----------------------------------------

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER    _ _ _ _ _ _ _ _ _
hereby warrant, under penalty of perjury, that the number above is correct.

--------------------------------------------------------------------------------
[ ] SINGLE/JOINT ACCOUNT    [ ] CUSTODIAL ACCOUNT      [ ] TRUST ACCOUNT

_______________________     _______________________    _________________________
Name                        Custodian's Name           Trustee Name

_______________________     _______________________    _________________________
Joint Owner (if any)        Minor's Name               Trust Name or Beneficiary

_______________________     _______________________    _________________________
Joint Owner (if any)        Minor's State of           Date of Trust
                             Residence
--------------------------------------------------------------------------------

ACCOUNT ADDRESS_________________________________________________________________
                  STREET                CITY            STATE           ZIP CODE

SIGNATURE(s)____________________________________________________________________
                           All Joint Owners Must Sign

                                               MINIMUM INITIAL INVESTMENT IS
                                                 $250 FOR NEW INVESTORS
                                               MINIMUM INVESTMENT IS $25 FOR
                                                 SHAREHOLDERS OR RECORD AND
                        -------------------      CURRENT PLAN PARTICIPANTS
ATTACHED IS A CHECK FOR $                      MAXIMUM INVESTMENT IS $10,000 IN
                        -------------------      ANY GIVEN MONTH

                  --------------------------------------------
                  FOR AUTOMATIC MONTHLY DEDUCTIONS, SEE REVERSE
                  --------------------------------------------

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        COMPLETE THIS PART ONLY IF YOU WANT AUTOMATIC MONTHLY DEDUCTIONS
------------------------------------------------------------------------------

(We) hereby authorize American Stock Transfer & Trust Company to make monthly automatic transfers of funds from the checking or savings account in the amount stated below. This monthly deduction will be used to purchase common shares of beneficial interest of Federal Realty Investment Trust for deposit into my (our) Federal Realty Investment Trust account.

Signature(s))
            ----------------------------------------


            ----------------------------------------
                       Daytime
Date                   Phone Number
    ------------------             -----------------


1. Indicate the Type of Account: Checking or Savings

2. Print the complete Bank Account Number.

3. Print the name on Bank Account as it appears on your bank statement.

4. Print the complete name of your financial institution, including the branch name and address.

5. Print the ABA Number (Bank Number) from your check or savings deposit slip.

6. Amount of automatic monthly deduction: Indicate the monthly amount authorized to be transferred from your account. The minimum is $25 per month and the maximum is $10,000 per month from your checking or savings account to purchase common shares of beneficial interest of Federal Realty Investment Trust.

Please enclose a copy of a VOIDED check or savings deposit slip to verify banking information.


                    FILL IN THE INFORMATION BELOW FOR STOCK
                 PURCHASES USING AUTOMATIC MONTHLY DEDUCTIONS.

Please Print All items
1.  Type of Account   [ ] Checking   [ ] Savings

2.
    ---------------------------------------------------------------------
    Bank Account Number

3.
    ---------------------------------------------------------------------
    Name of Bank Account

4.
    ---------------------------------------------------------------------
    Financial Institution


    ---------------------------------------------------------------------
    Branch Name


    ---------------------------------------------------------------------
    Branch Street Address


    ---------------------------------------------------------------------
    Branch City, State and Zip Code

5.                                     6.   $
    ------------------------------          -----------------------------
    ABA Number                              Amount of automatic deduction


                   PLEASE CONFIRM ITEMS 2 AND 5 WITH YOUR BANK
                      PRIOR TO SUBMITTING THIS APPLICATION.



                --------------------------------------------------------------
Name on            JOHN A. DOE
Bank Account       MARY B. DOE                                         20
                   123 YOUR STREET                        ------------   --
                   ANYWHERE U.S.A.


                  PAY TO THE
                  ORDER OF                                        $
                  ----------------------------------------------   ----------

                  ------------------------------------------------ DOLLARS
                   First National Bank
                      of Anywhere
                    123 Main Street
                  Anywhere, U.S.A. 12345

                  FOR                                 SAMPLE (NON-NEGOTIABLE)
                  -------------------------------   --------------------------
                  071000013    123456789
                  ABA Number   Bank Account Number